September 5, 2006 2006 Lehman Brothers CEO Energy Conference Dean E. Taylor – Chairman, President & CEO J. Keith Lousteau – Chief Financial Officer, Executive Vice President & Treasurer Exhibit 99.1

TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
Phone: 504.568.1010
Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are:
fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
FORWARD-LOOKING
STATEMENTS

Our Workplace

18 10 8 9 5 5 4 1 1 0 4 8 12 16 20 1998 1999 2000 2001 2002 2003 2004 2005 2006 Lost Time Accidents Fiscal Years

Total Recordable Incident Rates Calendar Years 1.5 0 0.5 1 2001 2002 2003 2004 2005 TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP “Safest Company In The Industry”

Tidewater
Largest new fleet in the industry … and counting
Second highest dividend yield of the OSX
(One of the) strongest balance sheets of the OSX
Repurchasing common shares
International, International, International …. also Gulf of
Mexico.
First call consensus earnings FYE ’07: $ 5.28

… And Also Favorable commodity prices E&P spending up Rig count up New rig construction Strong demand in virtually all areas of operation Growing financial effect of “new” fleet Favorable tax changes

Active Vessel Count By Region
(excludes stacked vessels)
A Strong Global Presence
North
America
64 (17%)
Central/
South
America
96 (26%)
West
Africa
121 (33%)
Europe/M.E.
39 (11%)
Far East
48 (13%)
Vessel count above includes only active vessels

82% of fiscal 2005 and 79% of fiscal 2006 revenue generated in international markets Areas of Opportunity Grow International Market Share

International Vessel
Dayrates and Utilization
$100 change in dayrate = $9.6M in revenue
1% change in utilization = $9.3M in revenue
40%
50%
60%
70%
80%
6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000

International Dayrates
New Vessels
Remaining Vessels
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06

Domestic Vessel
Dayrates and Utilization
$100 change in dayrate = $2.2M in revenue
1% change in utilization = $2.0M in revenue
20%
30%
40%
50%
60%
70%
80%
6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000

Domestic Dayrates New Vessels Remaining Vessels $3,000 $5,000 $7,000 $9,000 $11,000 $13,000 $15,000 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06

THE LARGEST NEW FLEET

Vessel Commitments Post January 2000
Through 6/30/06
“$1,395 funded to date”
(1) Includes vessels added to the fleet financed by bareboat charter.
* Excludes ENSCO fleet acquisition effected April 1, 2003
143
$1,771m
53
$200m
44
$699m
46
$872m
TOTALS: (1)
Vessels
$ Committed
52 18 1 33 Int.l Built Replacements
52 35 17 U.S. Built Replacements
39 26 13 Deepwater Vessels
TOTAL CREW/
OTHER
PSV AHTS

Fiscal 2006
Profit
Contribution
Average
Age
Vessel
Count
Profit
Contribution
Average
Age
Vessel
Count
44% 5 101 0% 0
Vessels built
or acquired
since January
2000
56% 24 257 100% 19 509
Vessels built
prior to
January 2000
Fiscal 2000
Fleet Age And Profit Contribution
* New vessel contribution for Fiscal 2005 was 30%

… And Counting (Present Order Book) AHTS 18 PSV’s 5 Crewboats & Tugs 5 Total Present Order Book 28

* New vessels added to the fleet since January 2000, including 29 vessels under construction
* Since 4/01/05, 19 vessels have been scrapped and 51 have been sold
Out With the Old---In With the New (last 7 years)
0
100
200
300
400
258 Sold
62 Scrapped
320
A Rapid and Orderly Transition
Active Fleet Disposition
406
143 New Vessels

Striving to Achieve Financial Balance Financial Strength

FISCAL 2006 FINANCIAL HIGHLIGHTS
$1,659,121
$172,408
$283,578
$4.07
$235,756
$877,617
FYE 3/31/06
$1,637,798
$40,108
$98,337
$1.23
$71,449
$269,820
QTR 6/30/06
Stockholders’ Equity
Capital Expenditures
Net Cash from
Operations
Earnings Per Share
Net Earnings
Revenues
(000’s omitted, except per share data)

Balance Sheet
$300 $             300 Total Debt
300 300 Senior Notes Debt
0 0 Revolver Debt
$2,349 $          2,365 Total Liabilities & Equity
1,638 1,659 Stockholders’ Equity
591 590 Other Liabilities
120 116 Current Liabilities
$2,349 $          2,365     Total Assets
432 463 Other Assets
1,382 1,373 PP&E
311 283 Other Current Assets
$224               $             246 Cash
June
2006
March
2006
(millions of dollars)

1.23
259
120
Earnings Growth Over The Last Year
(1) Exclusive of $42.8 million after tax gain ($.74 per share) resulting from the sale of six KMAR 404 vessels in July
2005
1.04
60
228
103
51
177
12/31/05
Qtr
.50
29
185
106
35
150
6/30/06
Qtr
.68
39
198
106
41
157
9/30/05
Qtr
Diluted EPS
Net Earnings
Vessel Revenue:
Domestic
International
(IN MILLIONS)
1.11
65
236
116
3/31/06
Qtr
54
182
71
06/30/06
Qtr
62
197
Vessel Oper. Costs
(1)
(1)

Current OSX Dividend Yields 1.2% 0.8% 0.7% 0.7% 1.8% 0.5% 0.7% 0 0.5 1 1.5 2 Tidewater Schlumberger Halliburton Baker Hughes Global Santa Fe BJ Services Smith International 0.2% Noble Corp 0.2% Rowan

Future Outlook
Fiscal
2000 2004 2005 2006 2007 2008
E.P.S. 1.37 .73 $1.78 $3.33
(4)
$5.28
(1)
$5.79
(1)
Active New Vessels
(2)
--- 66 95 101 108 122
New Vessel Profit Contribution --- 24% 30% 44% --- ---
Fleet Average Age (years)
(3)
19 19 20 20 18.4 18.6
(1)
First Call consensus estimates as of August 7, 2006, which is being provided for information purposes only.
Tidewater does not endorse these estimates and takes no responsibility for any updating of this information in the future.
Tidewater does not provide guidance on future earnings performance.
(2)
Does not include an additional 10 vessels committed for delivery-in-Fiscal-2009.
(3)
Includes committed newbuilds with no assumed fleet retirements.
(4)
Excludes $42.8 million after tax gain ($.74 per share) on sale of 6 KMAR AHTS vessels.
Vessels built or acquired after 1-1-2000 inclusive of newbuilds-committed-to-as-of-August-7,-2006.

Our Strategy-Steady as she goes
Seek the right acquisition(s) at the right price– whole
fleets or individual vessels
Continue to renew the fleet in a disciplined way
Maintain and grow market share – Domestic and
International
Continue to push dayrates to grow profits and cash flow
Continue to Add Incremental Value (Implementation of
EVA)
Maintain financial strength

Celebrating our 50 th Anniversary at NYSE

2006 Lehman Brothers CEO Energy Conference September 5, 2006